UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-21172

DWS RREEF Real Estate Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2007

Annual Report
to Stockholders

DWS RREEF Real Estate Fund, Inc.

Ticker Symbol: SRQ

Contents

Click here Performance Summary

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Tax Information

Click here Dividend Reinvestment and Cash Purchase Plan

Click here Investment Management Agreement Approval

Click here Directors and Officers

Click here Account Management Resources

Investments in funds involve risk. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of DWS RREEF Real Estate Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

Returns and rankings based on net asset value during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Average Annual Return as of 12/31/07
	1-Year	3-Year	5-Year	Life of Fund*
Based on Net Asset Value(a)	-26.51%	4.08%	19.23%	19.48%
Based on Market Value(a)	-22.97%	5.62%	16.78%	16.22%
NAREIT Equity REIT Index(b)	-15.69%	8.50%	18.17%	18.76%
Lipper Closed-End Real Estate Funds Category(c)	-21.87%	2.95%	15.46%	16.29%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Market Price
	As of 12/31/07	As of 12/31/06
Net Asset Value	$ 19.33	$ 29.11
Market Price	$ 17.54	$ 25.21

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Twelve Months as of 12/31/07: Income Dividends (common shareholders)	$ 1.86
Capital Gain Distributions (common shareholders)	$ .32
Lipper Rankings — Closed-End Real Estate Funds Category as of 12/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	13	of	23	55
3-Year	10	of	19	50
5-Year	2	of	7	25

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

* The Fund commenced operations on October 31, 2002. Index comparison began on October 31, 2002.
a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.
b The NAREIT Equity REIT Index is an unmanaged, unleveraged weighted index of REITs which own, or have "equity interest" in, real estate (rather than making loans secured by real estate collateral). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
c Lipper's Closed-End Real Estate Funds category represents Funds that invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into Closed-End Real Estate Funds Category. Category returns assume reinvestment of all distributions. It's not possible to invest directly into a Lipper category.

Portfolio Management Review

DWS RREEF Real Estate Fund, Inc.: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), which is part of Deutsche Asset Management, is the investment manager for DWS RREEF Real Estate Fund, Inc. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. RREEF America, L.L.C. ("RREEF" or the "Investment Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the investment advisor for the fund.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA and RREEF are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

John F. Robertson, CFA

Managing Director of Deutsche Asset Management and of RREEF and Co-Manager of the fund.

Joined RREEF in 1997 and Deutsche Asset Management in 2002.

Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

Over 16 years of investment industry experience.

BA, Wabash College; MBA, Indiana University.

Jerry W. Ehlinger, CFA

Managing Director of Deutsche Asset Management and of RREEF and Co-Manager of the fund.

Joined RREEF and Deutsche Asset Management in 2004.

Prior to that, Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.

Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1996-2000.

Over 10 years of investment industry experience.

BA, University of Wisconsin-Whitewater, MS, University of Wisconsin-Madison.

John W. Vojticek

Managing Director of Deutsche Asset Management and of RREEF and Co-Manager of the fund.

Joined RREEF and Deutsche Asset Management in September 2004.

Prior to that, Principal at KG Redding and Associates, March 2004-September 2004.

Prior to that, Managing Director of RREEF from 1996-March 2004, Deutsche Asset Management from 2002-March 2004.

Over 11 years of investment industry experience.

BS, University of Southern California.

Asad Kazim

Director of Deutsche Asset Management, Vice President of RREEF and Co-Manager of the fund.

Joined RREEF and Deutsche Asset Management in 2002 and the fund in 2005.

Prior to that, Financial Analyst at Clarion CRA Securities from 2000-2002.

Over seven years of investment industry experience.

BS, The College of New Jersey.

In the following interview, Co-Managers John F. Robertson, Jerry W. Ehlinger, John W. Vojticek and Asad Kazim discuss the market environment, performance results and positioning of DWS RREEF Real Estate Fund, Inc. during the 12 months ended December 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS RREEF Real Estate Fund, Inc. perform during its most recent year?

A: After a positive start to the year stemming from strong merger and acquisition (M&A) activity, Real Estate Investment Trust (REIT) prices pulled back substantially based initially on fears of rising global interest rates and — later in the year — due to concern over the effects of the subprime mortgage "contagion" on the office market and REITs in general. For the 12 months ended December 31, 2007, DWS RREEF Real Estate Fund, Inc. returned -26.51% based on net asset value (NAV). The fund's NAV return underperformed the -15.69% return of the NAREIT Equity REIT Index. Based on market price, the fund posted a -22.97% return. The fund had a closing value of $17.54 per share based on market price ($19.33 per share based on net asset value) as of December 31, 2007. (Past performance is no guarantee of future results. Please see pages 4 through 5 for more complete performance information.) During the year, the fund's leveraged capital structure detracted from its performance as compared with the benchmark. Over the period, the NAREIT Equity REIT Index underperformed the 6.43% return of the Dow Jones Industrial Average, the 5.49% return of the Standard & Poor's 500® (S&P 500) Index and the 9.81% return of the Nasdaq Composite Index.1

1 The NAREIT Equity REIT Index is an unmanaged, unleveraged, weighted index of REITs that own or have equity interest in real estate (rather than making loans secured by real estate collateral).
The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks of major industrial companies.
The Standard & Poor's 500 (S&P 500) Index is an unmanaged index widely regarded as representative of the equity market in general.
The Nasdaq Composite Index (Nasdaq) is an unmanaged, broad-based, capitalization-weighted index of all Nasdaq National Market and SmallCap Market stocks.
Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Q: What factors influenced the performance of REITs during the year?

A: Following some major acquisitions within the real estate market, REIT prices retreated significantly during the first six months of 2007, based on increased worries over real estate valuations, problems in the subprime mortgage area and fears of rising interest rates. By the fourth quarter of 2007, concern about subprime exposure that had initially been limited to office REITs situated in Orange County, California had spread to most office REITs with significant financial services exposure, particularly those in New York City. M&A activity that had supported the REIT market earlier in the year had already come to a standstill, and many worried that commercial real estate property values would fall significantly. Overall, billions of dollars of write-offs among major banks and Wall Street firms took their toll on the financial markets, while the US Federal Reserve Board (the Fed) undertook a series of rate cuts in an effort to restore liquidity to the markets. The fact that consumer spending as a percentage of gross domestic product continued to be steady soothed investors' fears somewhat.

Q: What contributed to and detracted from performance during the year?

A: Three major factors detracted the most from fund returns for the period. First, the fund's leveraged capital structure contributed to its underperformance versus the benchmark. Second, the fund's holdings in mortgage REITs, which were hurt by problems in the subprime market and then the general credit crunch that pervaded financial markets, detracted from performance. Third, the fund's overall preferred stock position represented a detractor. This is because of two individual issues held by the fund — Eagle Hospitality Properties Trust, Inc. and Equity Inns, Inc. Both became privately held, and as a result their preferred stock became illiquid.

In addition, stock selection added to performance in all REIT sectors except hotels during the 12-month period, but most sector weightings (as compared with the benchmark) detracted from returns. Our underweight position in the health care REIT sector, which investors viewed as defensive during a period of intense market volatility, represented the most significant drag on performance from a sector standpoint.2

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
* As of December 31, 2007, the position was sold.

In a difficult year for REITs, one positive for the real estate securities market and the fund was the acquisition of apartment REIT Archstone-Smith Trust by Tishman Speyer Properties and Lehman Brothers at the end of May. One of the largest individual detractors from performance came from the fund's holdings in the mall REIT Glimcher Realty Trust,* which was hurt by concern over the effects of a slowing economy on second-tier malls.

Q: Will you describe the performance of various REIT sectors?

A: In a volatile period, health care was the only REIT sector that was able to post a positive return. Health care REITs declined in the first part of the year, but then finished strong because the sector tends to be viewed as a noncyclical, defensive area of the real estate market. Health care REIT prices have rebounded significantly since the late 1990s, when cuts in medical reimbursements and some hospital bankruptcies caused many investors to abandon the sector.

Though returns for industrial REITs as a group were slightly negative, the sector remained reasonably stable in the face of tremendous selling pressure in the overall REIT market. Though some investors have concerns regarding a possible oversupply of industrial properties, demand for these properties remains strong. Industrial REITs have also benefited from rising rents, and the largest companies in the sector have active "development pipelines" overseas.

Apartments represented a significant detractor from performance, though we believe the sector has been somewhat oversold. Though it might seem logical that the downturn in the US housing market would create more demand for apartment REITs, in fact, a large number of unsold homes have now entered the rental market and depressed the prices of all rental units, including apartments. The fund's holdings in the apartment REIT AvalonBay Communities, Inc. detracted from performance as investors grew concerned that less value would ultimately be created from the company's development pipeline than originally forecast.

Hotels represented the most disappointing REIT sector for the 12-month period, as investors worried that a slowing economy would negatively affect consumer and business travel, and, by extension, hotel occupancy. Ashford Hospitality Trust performed poorly, based in part on concern over sector performance going forward, and also because the company is highly leveraged.

Lastly, the office sector also underperformed. Following the announcement of the Blackstone Group's acquisition of Equity Office Properties (EOP) early in the year, other office REITs initially benefited from the redistribution of capital out of EOP. However, subprime mortgage worries gradually overwhelmed positive sentiment about the sector. Selling pressure based on subprime fears hit REITs with extensive holdings in Orange County, California first, then spread to REITS with holdings in New York City and beyond, as outlined above. In the New York market, Vornado Realty Trust sold off based on these concerns.

Q: What are the prospects for the REIT marketplace going forward?

A: We expect the REIT sector to continue to be volatile in the near term. According to Green Street Advisors, a closely followed independent research and consulting firm for the REIT market, REIT prices were discounted 24% below their underlying property values by the end of the year. However, underlying property values have also slipped, and further declines are forecast. Therefore, REITs may not be as attractively priced as they would seem at first look. The near-term prospects for the US economy are also a concern. Going forward, we foresee only a mild pullback in growth. With this in mind, we anticipate modestly positive returns within the REIT sector for 2008.

The fund continues to overweight the regional mall sector, based on the continued positive prospects for high-end regional mall companies, as we believe these firms will not be unduly affected by any economic slowdown that may occur. We also continue to overweight the apartment sector, which we believe was oversold during the recent market turmoil. To start the year, we plan to underweight health care REITs despite their status as a defensive sector, as we believe valuations there are excessive.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	85%	84%
Preferred Stocks	12%	13%
Cash Equivalents	3%	1%
Other	—	2%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/07	12/31/06

Regional Malls	17%	15%
Apartments	14%	14%
Health Care	13%	10%
Shopping Centers	12%	10%
Office	12%	17%
Hotels	12%	14%
Diversified	10%	6%
Industrials	6%	8%
Storage	4%	4%
Other	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2007 (69.3% of Net Assets applicable to common shareholders)
1. Simon Property Group, Inc. Operator of regional shopping malls	12.0%
2. Ventas, Inc. Investor in long-term health care facilities	11.1%
3. Apartment Investment & Management Co. Owner of diversified portfolio of multifamily apartment properties	7.7%
4. Liberty Property Trust Owner of office and industrial properties	6.0%
5. Regency Centers Corp. Operator of community shopping centers	5.8%
6. Extra Space Storage, Inc. Developer and manager of self-storage properties	5.8%
7. CBL & Associates Properties, Inc. Owns regional shopping malls and community shopping centers	5.7%
8. AvalonBay Communities, Inc. Self-managed, multifamily real estate investment trust	5.3%
9. Mack-Cali Realty Corp. Developer and manager of office properties	5.2%
10. Highwoods Properties, Inc. Managers and leaser of suburban offices	4.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2007

(Ratios are shown as a percentage of Net Assets)

	Shares	Value ($)

Common Stocks 131.1%
Real Estate Investment Trusts ("REITs") 131.1%
Apartments 19.2%
American Campus Communities, Inc.	276,704	7,429,502
Apartment Investment & Management Co. "A"	668,900	23,230,897
AvalonBay Communities, Inc. (a)	171,600	16,154,424
Home Properties, Inc. (a)	62,300	2,794,155
UDR, Inc.	448,050	8,893,793
		58,502,771
Diversified 14.2%
Annaly Capital Management, Inc.	119,000	2,163,420
Capstead Mortgage Corp. (a)	306,400	4,041,416
Colonial Properties Trust	179,650	4,065,479
Crystal River Capital, Inc. 144A	167,500	2,418,700
Duke Realty Corp.	331,850	8,654,648
Gramercy Capital Corp. (a)	75,250	1,829,327
Hatteras Financial Corp. 144A*	135,050	2,701,000
iStar Financial, Inc. (a)	521,600	13,587,680
NorthStar Realty Finance Corp. (a)	406,600	3,626,872
		43,088,542
Health Care 17.4%
OMEGA Healthcare Investors, Inc.	325,200	5,219,460
Senior Housing Properties Trust	613,700	13,918,716
Ventas, Inc.	744,600	33,693,150
		52,831,326
Hotels 11.7%
Ashford Hospitality Trust	1,764,196	12,684,569
Canyon Ranch Holdings LLC (Units)	230,400	5,835,181
DiamondRock Hospitality Co.	660,050	9,887,549
FelCor Lodging Trust, Inc.	296,850	4,627,892
Hospitality Properties Trust	76,100	2,451,942
		35,487,133
Industrial 8.8%
First Industrial Realty Trust, Inc. (a)	244,750	8,468,350
Liberty Property Trust (a)	633,900	18,262,659
		26,731,009
Office 17.0%
BioMed Realty Trust, Inc.	209,500	4,854,115
Highwoods Properties, Inc.	481,500	14,146,470
HRPT Properties Trust	1,775,271	13,722,845
Mack-Cali Realty Corp.	468,800	15,939,200
Parkway Properties, Inc.	80,200	2,965,796
		51,628,426
Regional Malls 23.8%
CBL & Associates Properties, Inc.	723,564	17,300,415
Pennsylvania Real Estate Investment Trust	406,700	12,070,856
Simon Property Group, Inc.	419,597	36,446,196
The Macerich Co.	91,000	6,466,460
		72,283,927
Shopping Centers 13.2%
Inland Real Estate Corp. (a)	806,700	11,422,872
National Retail Properties, Inc. (a)	204,250	4,775,365
Realty Income Corp. (a)	227,750	6,153,805
Regency Centers Corp.	274,000	17,670,260
		40,022,302
Storage 5.8%
Extra Space Storage, Inc.	1,233,797	17,630,959
Total Common Stocks (Cost $329,320,272)		398,206,395

Preferred Stocks 18.2%
Real Estate Investment Trusts 18.2%
Apartments 1.7%
Associated Estates Realty Corp., 8.7%, Series II	221,000	5,221,125
Diversified Financial Services 0.4%
Northstar Realty Finance Corp., 8.25%, Series B	68,400	1,088,244
Health Care 1.6%
LTC Properties, Inc., 8.0%, Series F	223,200	4,934,952
Hotels 6.1%
AP AIMCAP Corp., 8.25%, Series A	176,800	2,657,825
Equity Inns, Inc., 8.750%, Series B	489,000	7,836,430
Strategic Hotels & Resorts, Inc. 8.25%, Series A	167,500	3,075,719
Strategic Hotels & Resorts, Inc. 8.25%, Series B	59,600	1,147,300
Sunstone Hotel Investors, Inc., 8.0%, Series A	196,500	3,837,645
		18,554,919
Office 1.4%
Digital Realty Trust, Inc., 8.5%, Series A	183,300	4,233,094
Regional Malls 1.3%
Taubman Centers, Inc., 8.0%, Series G	170,747	4,038,167
Shopping Centers 5.6%
Cedar Shopping Centers, Inc., 8.875%, Series A	150,000	3,525,000
Kimco Realty Corp., 7.75%, Series G	219,300	5,013,198
Urstadt Biddle Properties, Inc., 8.5%, Series C	75,000	8,437,500
		16,975,698
Storage 0.1%
Public Storage, Inc., 10.00%, Series A	12,800	319,872
Total Preferred Stocks (Cost $65,690,440)		55,366,071

Securities Lending Collateral 22.0%
Daily Assets Fund Institutional, 5.03% (b) (c) (Cost $66,721,700)	66,721,700	66,721,700

Cash Equivalents 5.3%
Cash Management QP Trust, 4.67% (b) (Cost $16,257,135)	16,257,135	16,257,135
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $477,989,547)+	176.6	536,551,301
Other Assets and Liabilities, Net	(23.9)	(72,727,272)
Preferred Stock, at Liquidation Value	(52.7)	(160,000,000)
Net Assets Applicable to Common Shareholders	100.0	303,824,029
* Non-income producing security.
+ The cost for federal income tax purposes was $477,997,865. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $58,553,436. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $101,572,311 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $43,018,875.
(a) All or a portion of these securities were on loan amounting to $60,813,207 (see Notes to Financial Statements). In addition, included in other assets and liabilities, net is a pending sale, amounting to $4,462,566, that is also on loan. The value of all securities loaned at December 31, 2007 amounted to $65,275,773 which is 21.5% of net assets applicable to common shareholders.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At December 31, 2007, open interest rate swap contracts were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation/ (Depreciation) ($)
1/14/2004 1/14/2008	40,000,000[1]	Fixed — 2.992%	USD — Floating LIBOR BBA	80,654
1/28/2003 1/28/2008	40,000,000[1]	Fixed — 3.247%	USD — Floating LIBOR BBA	62,499
1/28/2003 1/28/2010	40,000,000[1]	Fixed — 3.769%	USD — Floating LIBOR BBA	(73,554)
1/28/2003 1/28/2013	40,000,000[1]	Fixed — 4.258%	USD — Floating LIBOR BBA	(358,442)
Total net unrealized depreciation				(288,843)
Counterparty: [1] UBS AG
LIBOR: Represents the London InterBank Offered Rate.
BBA: British Bankers' Association.

REIT: Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $395,010,712) — including $60,813,207 of securities loaned	$ 453,572,466
Investment in Daily Assets Fund Institutional (cost $66,721,700)*	66,721,700
Investment in Cash Management QP Trust (cost $16,257,135)	16,257,135
Total investments, at value (cost $477,989,547)	536,551,301
Receivable for investments sold	7,165,570
Dividends receivable	4,321,947
Interest receivable	96,127
Other assets	21,563
Total assets	548,156,508
Liabilities
Cash overdraft	7,155,570
Distributions payable	5,121,324
Payable for investments purchased	4,644,430
Unrealized depreciation on interest rate swap contracts	288,843
Payable upon return of securities loaned	66,721,700
Accrued investment management fee	265,737
Other accrued expenses and payables	134,875
Total liabilities	84,332,479
Preferred Shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 6,400 shares issued and outstanding)	160,000,000
Net assets applicable to common shareholders, at value	$ 303,824,029
Net Assets Applicable to Common Shareholders Consist of
Undistributed net investment income	1,167,189
Net unrealized appreciation (depreciation) on: Investments	58,561,754
Interest rate swap contracts	(288,843)
Accumulated net realized gain (loss)	25,593,939
Cost of 434,160 shares held in treasury	(9,966,770)
Paid-in capital	228,756,760
Net assets applicable to common shareholders, at value	$ 303,824,029
Net Asset Value
Net Asset Value per common share ($303,824,029 ÷ 15,715,597 outstanding shares of common stock outstanding, $.01 par value, 240,000,000 common shares authorized)	$ 19.33
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends	$ 20,684,621
Interest — Cash Management QP Trust	373,624
Security lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	173,193
Total Income	21,231,438
Expenses: Management fee	4,933,102
Administration fee	11,893
Services to shareholders	18,898
Custodian and accounting fees	98,848
Professional fees	124,817
Directors' fees and expenses	15,631
Reports to shareholders and annual meeting	106,156
Stock exchange listing fee	8,848
Auction service fee	405,559
Other	58,856
Total expenses before expense reductions	5,782,608
Expense reductions	(1,420,819)
Total expenses after expense reductions	4,361,789
Net investment income	16,869,649
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	38,590,455
Capital gains dividends received	7,418,698
Interest rate swap contracts	2,742,862
48,752,015
Changes in net unrealized appreciation (depreciation) on: Investments	(172,127,842)
Interest rate swap contracts	(5,103,593)
Net gain (loss)	(177,231,435)
Net increase (decrease) in net assets resulting from operations	(111,609,771)
Distributions to Preferred Shareholders	(8,571,470)
Net increase (decrease) in net assets, applicable to common shareholders	$ (120,181,241)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income	$ 16,869,649	$ 18,311,821
Net realized gain (loss)	48,752,015	44,280,432
Change in net unrealized appreciation (depreciation)	(177,231,435)	73,988,586
Net increase (decrease) in net assets resulting from operations	(111,609,771)	136,580,839
Distributions to Preferred Shareholders	(8,571,470)	(7,804,284)
Net increase (decrease) in net assets, applicable to common shareholders	(120,181,241)	128,776,555
Distributions to common shareholders from: Net investment income	(29,458,864)	(25,249,970)
Net realized gains	(5,044,707)	(25,311,332)
Total distributions to common shareholders	(34,503,571)	(50,561,302)
Fund share transactions: Cost of shares repurchased	(4,907,210)	(1,091,247)
Net increase (decrease) in net assets from Fund share transactions	(4,907,210)	(1,091,247)
Increase (decrease) in net assets	(159,592,022)	77,124,006
Net assets at beginning of period applicable to common shareholders	463,416,051	386,292,045
Net assets at end of period applicable to common shareholders (including undistributed net investment income of $1,167,189 and $1,315,052, respectively)	$ 303,824,029	$ 463,416,051
Other Information
Common shares outstanding at beginning of period	15,919,077	15,971,357
Shares repurchased	(203,480)	(52,280)
Common shares outstanding at end of period	15,715,597	15,919,077

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data Applicable to Common Shareholders
Net asset value, beginning of period	$ 29.11	$ 24.19	$ 25.01	$ 20.54	$ 14.76
Income (loss) from investment operations: Net investment income[a]	1.07	1.15	1.05	1.00	1.04
Net realized and unrealized gain (loss)	(8.16)	7.42	1.68	6.34	6.60
Total from investment operations	(7.09)	8.57	2.73	7.34	7.64
Distributions to Preferred Shareholders from net investment income (common share equivalent)	(.55)	(.49)	(.32)	(.15)	(.09)
Net increase (decrease) in net assets resulting from operations applicable to common shareholders	(7.64)	8.08	2.41	7.19	7.55
Less distributions from: Net investment income	(1.86)	(1.58)	(.93)	(1.44)	(1.38)
Net realized gains	(.32)	(1.59)	(2.34)	(1.25)	(.30)
Total distributions to common shareholders	(2.18)	(3.17)	(3.27)	(2.69)	(1.68)
Dilution resulting from issuance of Preferred Shares[c]	—	—	(.01)	(.03)	(.09)
NAV accretion resulting from repurchases of shares at value[a]	.04	.01	.05	—	—
Net asset value, end of period	$ 19.33	$ 29.11	$ 24.19	$ 25.01	$ 20.54
Market price, end of period	$ 17.54	$ 25.21	$ 20.57	$ 21.73	$ 19.18
Total Return
Based on net asset value (%)[b,d]	(26.51)	36.79	12.16	39.07	53.64
Based on market price (%)[b,d]	(22.97)	39.27	9.82	29.39	42.50
Years Ended December 31, (continued)	2007	2006	2005	2004	2003
Ratios to Average Net Assets and Supplemental Data
Common share information at period end: Net assets, end of period ($ millions)	304	463	386	404	332
Ratios based on net assets of common shares: Expenses before expense reductions (%)	1.38	1.36	1.40	1.47	1.43
Expenses after expense reductions (%)	1.04	1.02	1.05	1.11	1.08
Net investment income (%)[e]	4.01	4.26	4.27	4.57	6.07
Common and Preferred Share information at period end: Ratios based on net assets of common and Preferred Shares: Expenses before expense reductions (%)	1.00	.99	1.00	1.01	1.01
Expenses after expense reductions (%)	.75	.74	.75	.76	.76
Net investment income (%)	2.91	3.11	3.04	3.15	4.28
Portfolio turnover rate (%)	28	13	17	29	36
Preferred Share information at period end: Aggregate amount outstanding ($ millions)	160	160	160	160	120
Asset coverage per share ($)*	72,473	97,409	85,358	88,101	94,118
Liquidation and market value per share ($)	25,000	25,000	25,000	25,000	25,000
[a] Based on average common shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The Fund issued 4,800 and 1,600 Preferred Shares on January 15, 2003 and January 12, 2004, respectively.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[e] Net investment income ratios for the years ended December 31, 2007, 2006, 2005, 2004 and 2003 do not reflect distributions to Preferred Shareholders. Ratios reflecting such payments are 1.97%, 2.45%, 2.98%, 3.88% and 5.56%, respectively.
* Asset coverage per share equals net assets of common shares plus the liquidation value of the Preferred Shares divided by the total number of Preferred Shares outstanding at the end of the period.

Notes to Financial Statements

A. Significant Accounting Policies

DWS RREEF Real Estate Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Maryland corporation. The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value per share, and 10,000,000 shares are classified as Preferred Shares, $.01 par value per share.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments and issued Preferred Shares. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap.

Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebate fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. Each of the Fund's federal tax returns for the prior three years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is usually declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net long-term capital gains	$ 25,602,257
Unrealized appreciation (depreciation) on investments	$ 58,553,436

In addition, the tax character of distributions paid to common and Preferred Shareholders by the Fund is summarized as follows:

Years Ended December 31,
	2007	2006
Distributions from ordinary income* (common)	$ 21,000,075	$ 17,384,384
Distributions from ordinary income* (Preferred)	$ 5,216,895	$ 2,683,127
Distributions from long-term capital gains (common)	$ 13,503,496	$ 33,180,761
Distributions from long-term capital gains (Preferred)	$ 3,354,575	$ 5,121,158
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Preferred Shares. The Fund has issued and outstanding 3,200 shares of Series A and 3,200 shares of Series B preferred shares ("Preferred Shares"), each at a liquidation value of $25,000 per share. The Preferred Shares are senior to, and have certain class-specific preferences over, the Fund's common shares. The dividend rate on each series of Preferred Shares is set through a "Dutch" auction process, and the dividends are generally paid every seven days. In the auction process, holders of the Preferred Shares indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. If an auction fails, the Preferred Shares' dividend rate adjusts to a "maximum rate," which, based on current Preferred Share ratings (AAA as of December 31, 2007), is the greater of (i) 125% of the applicable AA Composite Commercial Paper Rate and (ii) 2.5% plus the applicable AA Composite Commercial Paper Rate. In addition, existing Preferred Shareholders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Preferred Shareholders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the Preferred Shares, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount.

At December 31, 2007, the average annual dividend rate, as set by the auction process, for Series A and Series B was 5.36% and 5.37%, respectively. The 1940 Act requires that the Preferred Shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two directors at all times, and b) elect a majority of the directors at any time when dividends on the Preferred Shares are unpaid for two full years. Unless otherwise required by law or under the terms of the Preferred Shares designation statement, each Preferred Share is entitled to one vote and Preferred Shareholders will vote together with common shareholders as a single class and have the same voting rights. Dividends on the Preferred Shares are all cumulative. The Fund is subject to certain limitations and restrictions while the Preferred Shares are outstanding. Under the 1940 Act, the Fund is required to maintain asset coverage of at least 200% with respect to the Preferred Shares as of the last business day of each month in which any shares are outstanding.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2007 purchases and sales of investment securities (excluding short-term investments) aggregated $158,557,563 and $181,349,938, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, subject at all times to the general supervision of the Fund's Board of Directors (the "Board").

Pursuant to the Investment Management Agreement, the Investment Manager has delegated the day to day management of the Fund's investment portfolio to RREEF America, L.L.C. (the "Investment Advisor"), also an indirect, wholly owned subsidiary of Deutsche Bank AG and an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. Subject to the general supervision of the Board and the Investment Manager, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management Fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average daily total managed assets, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the common shares plus the liquidation preference of any Preferred Shares plus the principal amount of any borrowings used for leverage.

In addition, for the year ended December 31, 2007, the Investment Manager has contractually agreed to waive a portion of its Investment Management Fee in the amount of 0.25% of the Fund's average daily total managed assets until October 31, 2007, and such waiver will decline by 0.05% in each of the next four years until October 31, 2011. Accordingly, for the year ended December 31, 2007, the Investment Manager did not impose a portion of its Investment Management Fee pursuant to the Investment Management Agreement aggregating $1,409,644 and the amount imposed aggregated $3,523,458, which was equivalent to an annual effective rate of 0.61% of the Fund's average daily total managed assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Investment Manager and Investment Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2007, the amount charged to the Fund by DWS-SISC aggregated $16,448, of which $2,947 is unpaid.

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Investment Manager and Investment Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB"), DWS-SFAC has delegated certain fund accounting functions to SSB. DWS-SFAC compensates SSB for the accounting service fee it receives from the Fund. The amount charged to the Fund for the year ended December 31, 2007 by DWS-SFAC aggregated $80,575, of which $8,383 is unpaid.

Deutsche Bank Trust Company Americas ("DBTCA"), an affiliate of the Investment Manager and the Investment Advisor, is the auction agent with respect to the Preferred Shares. The auction agent will pay each broker dealer a service charge from funds provided by the Fund (the "Auction Service Fee"). The Auction Service Fee charged to the Fund for the year ended December 31, 2007 aggregated $405,559, of which $3,344 is unpaid.

In addition, DBTCA, as auction agent, is paid an administration fee. The amount charged to the Fund for the year ended December 31, 2007 aggregated $11,893, all of which is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and annual meeting" aggregated $13,846, of which $7,469 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Investment Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the year ended December 31, 2007, the Investment Manager agreed to reimburse the Fund $9,374, which represents a portion of the fee savings expected to be realized by the Investment Manager related to the outsourcing by the Investment Manager of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2007, the Fund's custodian fee was reduced by $909 and $892, respectively, for custodian and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

F. Share Repurchases

The Fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the years ended December 31, 2007 and 2006, the Fund purchased 203,480 and 52,280 shares of common stock on the open market at a total cost of $4,907,210 and $1,091,247 ($24.12 and $20.87 average per share), respectively. The average discount of the purchases, comparing the purchase price to the net asset value at the time of purchase, was 10.7% and 16.4%, respectively. These shares are held in treasury.

G. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS RREEF Real Estate Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF Real Estate Fund, Inc. (the "Fund") at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management.Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 28, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund reported capital gain distributions of $0.85 per share to common shareholders and $3.3 million to preferred shareholders during its year ended December 31, 2007, of which approximately 88% represents 15% rate gains and 12% represents 25% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates approximately $43,508,000 as capital gain dividends for the year ended December 31, 2007, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

Dividend Reinvestment and Cash Purchase Plan

Computershare Inc.* (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has not elected in writing to receive dividends and distributions in cash (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in Common Shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of Common Shares of the Fund, and the Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's Common Shares on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's Common Shares on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Fund's Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not an American Stock Exchange trading date, then the next preceding American Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the Fund's Common Shares on a particular date shall be the mean between the highest and lowest sales prices on the American Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the Fund's Common Shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semiannually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of the Common Shares of the Fund for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of Common Shares as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in US funds and be sent by first-class mail, postage prepaid, only to the following address:

DWS RREEF Real Estate Fund, Inc.
Dividend Reinvestment and Cash
Purchase Plan
210 West 10th Street
Kansas City, MO 64105-1614
(800) 294-4366

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Fund's Common Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Transfer Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Common Shares of the Fund acquired for a Participant's account. For the purposes of cash investments the Plan Agent or the Transfer Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any income tax which may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his account. Foreign shareholders who elect to have their dividends and distributions reinvested and whose dividends and distributions are subject to United States income tax withholding will have their dividends and distributions reinvested net of withholding tax. US shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406(a)(i) of the Internal Revenue Code of 1986, as amended, if (i) such shareholder has failed to furnish to the Fund his taxpayer identification number (the "TIN"), which for an individual is his social security number; (ii) the IRS has notified the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifies the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder has failed to certify, under penalties of perjury, that he is not subject to back-up withholding. Foreign non-corporate shareholders may also be subject to back-up withholding tax with respect to long-term capital gains distributions if they fail to make certain certifications. Shareholders have previously been requested by the Fund or their brokers to submit all information and certifications required in order to exempt them from back-up withholding if such exemption is available to them.

These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or Transfer Agent under these terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's shareholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

* Effective October 15, 2007, the stock transfer business of UMB Bank, N.A. had been acquired by Computershare Limited. Consequently, Computershare Limited's affiliate, Computershare Inc. became Plan Agent under the Plan Agency Agreement between the Fund and UMB Bank, N.A.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DIMA and sub-advisory agreement between DIMA and RREEF America LLC ("RREEF") in September 2007.

In terms of the process that the Directors followed prior to approving the agreements, shareholders should know that:

At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the Fund's administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Directors considered the report prepared by the independent fee consultant in connection with their deliberations.

The sub-advisory fee paid to RREEF is paid by DIMA out of its fee and not directly by the Fund.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DIMA's and RREEF's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the contractual fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to registered investment companies as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund. The Board also concluded that any existing economies of scale enjoyed by DIMA were reflected in the Fund's investment management fee arrangements, and that in light of the Fund's closed-end structure there were limited opportunities for future material growth.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006).

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one- and three-year periods ended December 31, 2006, the Fund's performance was in the 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the three-year period ended December 31, 2006 and has underperformed its benchmark in the one-year period ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA and RREEF. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA and RREEF have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution, as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA and RREEF regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA or RREEF, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and the sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of December 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		76
Henry P. Becton, Jr. (1943) Board Member since 2006	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	76
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	76
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	76
Martin J. Gruber[7] (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	76
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	76
Graham E. Jones[7] (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	76
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	76
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	76
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	76
Carl W. Vogt[7] (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		74
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	82
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (USA.) (1990-2006)
Jack Clark[6] (1967) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Diane Kenneally[6] (1966) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.
7 At present, substantially all DWS open-end funds and most DWS closed-end funds are overseen by one of two boards of directors (the "Boards"). Each Board, including the Board that oversees your Fund (the "New York Board"), has determined that the formation of a single consolidated Board overseeing these funds is in the best interests of the Funds and their shareholders. In this connection, each Board has approved a plan outlining the process for implementing the consolidation of the New York Board with the other primary DWS fund board (the "Chicago Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)
The consolidation of the two Boards is expected to take effect on or about April 1, 2008 (the "Consolidation Date"). To accomplish the consolidation, the New York Board will nominate four individuals (John W. Ballantine, Paul K. Freeman, William McClayton and Robert H. Wadsworth) who currently serve on the Chicago Board to serve on the Board of your Fund and each other fund overseen by the New York Board (in the case of the Fund, three of these individuals will be elected to the Board on or about April 1, 2008, and one individual will be nominated for election by Fund shareholders at the Fund's 2008 annual meeting). Information regarding these four individuals is set forth below. In addition, the Chicago Board has determined to nominate and recommend that shareholders of each fund overseen by that Board elect eight members of your Fund's Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg). As a result, it is expected that the four Chicago Board members and eight New York Board members named above (each of whom will be an Independent Board Member), together with Axel Schwarzer, CEO of DWS Scudder, will constitute the Board of substantially all DWS Scudder funds (134 funds), including your Fund.
To facilitate the Board consolidation, three members of the New York Board (Martin J. Gruber, Graham E. Jones and Carl W. Vogt) have agreed to resign as of the Consolidation Date, which is prior to their normal retirement dates. Independent Board Members of the New York Board do not receive benefits under any pension or retirement plan. However, the New York Board has determined that it would be appropriate to provide those three Independent Board Members who agreed to resign prior to the Board's normal retirement date with a retirement agreement, the terms of which include a one-time benefit. As DIMA, the Funds' investment adviser, will also benefit from the administrative efficiencies of a consolidated Board, DIMA has agreed to reimburse the Funds for the full cost of this one-time benefit (which for each retiring Independent Board Member will equal his annual compensation immediately preceding the Consolidation Date multiplied by the lesser of (i) two; or (ii) the number of years (or portion thereof) from the Consolidation Date to his normal retirement date). As consideration for this benefit, each retiring Independent Board Member has agreed not to serve on the board of another mutual fund without prior consent for a specified period. In addition, pursuant to an agreement between each retiring Independent Board Member, the New York Funds and DIMA, each retiring Independent Board Member has received certain assurances regarding continuation of insurance and indemnification rights.
Following the Consolidation Date, it is expected that the consolidated Board will implement certain changes to the Fund's current committee structure and other governance practices, including the appointment of new committee chairs and members.
Name and Year of Birth Chicago Board Members to be Elected to New York Board	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds and Length of Time Served
John W. Ballantine (1946)	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank
Chicago Board Member since 1999
Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998). Formerly, Trustee of funds managed by DIMA or its affiliates (1993-2002).
Chicago Board Member since 2002, Chairperson since 2007
William McClayton (1944)	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.
Chicago Board Member since 2004
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of funds managed by DIMA or its affiliates (1999-2004).	Chicago Board Member since 2004

Account Management Resources

Automated Information Line	DWS Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites

www.dws-scudder.com

or visit our Direct Link:

www.cef.dws-scudder.com

Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.

www.cef.dws-scudder.com/alerts

Register online to receive email alerts on your DWS funds.

Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, call us toll free at (800) 621-1048.

Legal Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
Dividend Reinvestment Plan Agent	Computershare Inc.* P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
AMEX Symbol	SRQ
CUSIP Number	Common Shares	233384 106
	Auction Rate Preferred Shares Series A	233384 205
	Auction Rate Preferred Shares Series B	233384 304
* Effective October 15, 2007, Computershare Inc. replaced UMB Bank, N.A.

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2007, DWS RREEF Real Estate Fund, Inc. has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF REAL ESTATE FUND, INC.

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$61,800	$0	$0	$0
2006	$64,000	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$600,000	$625,000
2006	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Keith R. Fox (Chairman), Kenneth C. Froewiss, Richard J. Herring, Granham E. Jones, Philip Saunders, Jr., William N. Searcy, and Jean Gleason Stromberg.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), a Proxy Voting Desktop Manual (“Manual”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund’s custodian regarding proxies, considering the merits f each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor’s general position on various proposals, such as:

•             Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•             Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors. The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

•             Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•             Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the fund.

John F. Robertson, CFA

Managing Director of Deutsche Asset Management and of RREEF and Co-Manager of the fund.

•	Joined RREEF in 1997, Deutsche Asset Management 2002 and the fund in 2002.
•	Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.
•	Over 16 years of investment industry experience.
•	BA, Wabash College; MBA, Indiana University.

Jerry W. Ehlinger, CFA

Managing Director of Deutsche Asset Management and of RREEF and Co-Manager of the fund.

•	Joined RREEF and Deutsche Asset Management in 2004 and the fund in 2005.
•	Prior to that, Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.
•	Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1996-2000.

•	Over 10 years of investment industry experience.
•	BA, University of Wisconsin-Whitewater, MS, University of Wisconsin-Madison.

John W. Vojticek

Managing Director of Deutsche Asset Management and of RREEF and Co-Manager of the fund.

•	Joined RREEF and Deutsche Asset Management in 2004 and the fund in 2004.
•	Prior to that, Principal at KG Redding and Associates, March 2004–September 2004.
•	Prior to that, Managing Director of RREEF from 1996–March 2004 and Deutsche Asset Management from 2002–March 2004.
•	Over 11 years of investment industry experience.
•	BS, University of Southern California.

Asad Kazim

Director of Deutsche Asset Management. Vice President of RREEF and Co-Manager of the fund.

•	Joined RREEF and Deutsche Asset Management in 2002 and the fund in 2005.
•	Prior to that, Financial Analyst at Clarion CRA Securities from 2000−2002.
•	Over seven years of investment industry experience.
•	BS, The College of New Jersey.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary – Base salary generally represents a smaller percentage of portfolio managers’ total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation – Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager’s seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee’s individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager’s discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the “Equity Plan”). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

•

The quantitative analysis of a portfolio manager’s individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

•

The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm’s Code of Ethics and “living the values” of the Advisor are also factors.

The quantitative analysis of a portfolio manager’s performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
John F. Robertson	-	$500,001-$1,000,000
Jerry W. Ehlinger	-	$100,001-$500,000
John W. Vojticek	-	$10,001-$50,000
Asad Kazim	-	$10,001-$50,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
John F. Robertson	9	$4,738,171,981	-	$0
Jerry W. Ehlinger	9	$3,422,079,771	-	$0
Asad Kazim	9	$3,422,079,771	-	$0
John W. Vojticek	9	$3,422,079,771	-	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
John F. Robertson	6	$506,273,633	4	$232,537,345
Jerry W. Ehlinger	6	$467,780,429	4	$232,537,345
Asad Kazim	6	$467,780,429	4	$232,537,345
John W. Vojticek	6	$467,782,429	4	$232,537,345

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
John F. Robertson	45	$4,171,262,666	8	$569,569,628
Jerry W. Ehlinger	45	$3,207,721,720	8	$569,569,628
Asad Kazim	45	$3,207,721,720	8	$569,569,628
John W. Vojticek	45	$3,207,721,720	8	$569,569,628

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Item 9 of Form N-CSR - Repurchase Disclosure

	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased*	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Period

January 1 through January 31	0	$0	n/a	n/a
February 1 through February 28	0	$0	n/a	n/a
March 1 through March 31	0	$0	n/a	n/a
April 1 through April 30	0	$0	n/a	n/a
May 1 through May 31	20,780	$25.2875	n/a	n/a
June 1 through June 30	96,720	$24.6466	n/a	n/a
July 1 through July 31	76,880	$23.2063	n/a	n/a
August 1 through August 31	9,100	$23.4964	n/a	n/a
September 1 through September 30	0	$0	n/a	n/a
October 1 through October 31	0	$0	n/a	n/a

November 1 through November 30	0	$0	n/a	n/a
December 1 through December 31	0	$0	n/a	n/a

Total	203,480	$24.1164	n/a	n/a

* All shares were purchased in open market transactions.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Real Estate Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 29, 2008